2012 Addendum to Employment Agreement

THIS ADDENDUM TO EMPLOYMENT AGREEMENT (this "Addendum") is made this 30th day of June, 2012 between Shengtai Pharmaceuticals, Inc., (the “Company”) and Qingtai Liu (“Employee”)

WHEREAS, the Employee and the Company entered into an Employment Agreement on July 8, 2009 (“Employment Agreement”);

WHEREAS, the Company was in need of cash flow for its operations and development and the Employee agreed to reduce his salary under Section 4 of the Employment Agreement from $120,000 to $19,004;

WHEREAS, the parties hereto desire to set out the understanding reached between them in a written agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.	The annual salary of the Employee in fiscal year 2012 shall be $19,004.

2.	Except as otherwise specifically stated herein, the terms of the Employment Agreement (including the exhibits thereto) shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

EMPLOYEE: /s/ Qingtai Liu_______________________ Qingtai Liu	SHENGTAI PHARMACEUITICAL, INC. By: _ /s/ Qingtai Liu_______________________ Qingtai Liu Chief Executive Officer